Exhibit 99.1

Financial Statements and Report of Independent Certified Public Accountants

Hilton Glendale, L.P.

December 31, 2004

Accountants and Business Advisors

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners

Hilton Glendale, L.P.

We have audited the accompanying balance sheet of the Hilton Glendale, L.P. as of December 31, 2004 and the related statements of operations, comprehensive income and partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cincinnati, Ohio

July 22, 2005

625 Eden Park Drive

Suite 900

Cincinnati, OH 45202-4181

T	513.762.5000
F	513.241.6125
W	www.grantthornton.com

Grant Thornton LLP

US Member of Grant Thornton International

Hilton Glendale, L.P.

BALANCE SHEETS

As of December 31, 2004 and March 31, 2005

	(Audited)	(Unaudited)
	December 31, 2004	March 31, 2005
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$96,411	$104,635
Restricted replacement reserves	511,096	513,844
Accounts receivable, net	883,461	776,385
Inventory	114,984	103,493
Prepaid expenses	154,130	46,699

Total current assets	1,760,082	1,545,056
PROPERTY AND EQUIPMENT:
Land and land improvements	3,021,131	3,021,131
Building	38,581,095	38,642,031
Construction in progress	98,693	127,076
Equipment and furnishings	11,422,337	11,550,577

Total property and equipment	53,123,256	53,340,815
Less accumulated depreciation	(17,834,633)	(18,429,233)

Property and equipment, net	35,288,623	34,911,582
OTHER ASSETS:
Loan fees, net	225,422	201,270
Security deposits	20,055	20,055

Total other assets	245,477	221,325

Total assets	$37,294,182	$36,677,963

LIABILITIES AND PARTNERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$995,975	$1,004,563
Accounts payable	223,917	101,803
Accrued expenses	9,530,336	9,371,580
Advance deposits	274,531	119,853

Total current liabilities	11,024,759	10,597,799
Interest rate swap	994,417	391,090
Long-term debt	38,488,975	38,241,188

Total liabilities	50,508,151	49,230,077
PARTNERS' DEFICIT	(13,213,969)	(12,552,114)

Total liabilities and partners’ deficit	$37,294,182	$36,677,963

The accompanying notes are an integral part of these statements.

Hilton Glendale, L.P.

STATEMENTS OF OPERATIONS, COMPREHENSIVE INCOME AND PARTNERS’ EQUITY

For the year ended December 31, 2004 and the quarter ended March 31, 2005

	(Audited)	(Unaudited)
	December 31, 2004	March 31, 2005
REVENUES:
Rooms department	$12,799,562	$3,399,091
Food and beverage department	6,119,809	1,403,908
Other operating departments	1,768,064	462,785

Total revenues	20,687,435	5,265,784
OPERATING EXPENSES:
Rooms department	2,883,991	700,752
Food and beverage department	4,783,100	1,134,916
Other operating departments	881,259	230,563
Selling, general and administrative expense	7,231,261	1,805,895
Depreciation expense	2,597,846	594,600

Total operating expenses	18,377,457	4,466,726

NET OPERATING INCOME	2,309,978	799,058

OTHER EXPENSE:
Interest expense	(2,548,733)	(740,530)

Total other expense	(2,548,733)	(740,530)

NET INCOME (LOSS)	(238,755)	58,528

OTHER COMPREHENSIVE INCOME
Interest rate swap	1,043,948	603,327

Total Comprehensive Income	805,193	661,855
Partners’ deficit at beginning of year	(14,019,162)	(13,213,969)

Partners’ deficit at end of year	$(13,213,969)	$(12,552,114)

The accompanying notes are an integral part of these statements.

Hilton Glendale, L.P.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2004 and the quarter ended March 31, 2005

	(Audited)	(Unaudited)
	December 31, 2004	March 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(238,755)	$58,528
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,702,379	618,752
Changes in assets and liabilities:
Restricted cash	(7,686)	(2,748)
Receivables	289,557	107,076
Inventory, prepaid expenses, and other assets	42,353	118,922
Accounts payable	58,508	(122,114)
Accrued expenses	(587,085)	(158,756)
Advance deposits	99,374	(154,678)

Net cash provided by operating activities	2,358,645	464,982

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(1,050,731)	(217,559)

Net cash used in investing activities	(1,050,731)	(217,559)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term debt	(1,607,217)	(239,199)

Net cash used in financing activities	(1,607,217)	(239,199)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(299,303)	8,224

CASH AND CASH EQUIVALENTS, beginning of year	395,714	96,411

CASH AND CASH EQUIVALENTS, end of year	$96,411	$104,635

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$3,013,095	$1,269,044

The accompanying notes are an integral part of these statements.

Hilton Glendale, L.P.

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended December 31, 2004 and for the quarter ended March 31, 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Hilton Glendale, L.P. (the “Company”), is a limited partnership in which Hilton Hotels, Inc. (“Hilton”) is the general partner and holds a 75% interest. The Company owns a 351 room full-service hotel located in Glendale, California. Hilton manages and operates the hotel pursuant to a management agreement as discussed in Note C.

1. Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting.

2. Use of Estimates in Financial Statements

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Cash and Cash Equivalents

All highly liquid instruments purchased with an original maturity date of three months or less are considered to be cash equivalents. The Company maintains cash balances from time to time which exceed federally insured limits. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

4. Restricted Cash

Restricted cash is calculated based on 4% of revenues and is used as a capital expenditure reserve.

5. Inventories

Inventories are stated at the lower of cost or market and consist primarily of food and beverages. Cost is determined by the first-in, first-out method.

6. Property and Equipment

Property and equipment are stated at cost and are depreciated on a straight-line basis over their estimated useful lives as follows: Hotel buildings – 39 years, and Equipment and Furnishings – 5 years. Depreciation expense for the year ended December 31, 2004 and the quarter ended March 31, 2005 was $2,597,846 and $594,600, respectively.

Property and equipment are carried at cost. Expenditures which materially increase values or extend lives are capitalized, while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged against earnings as incurred.

Hilton Glendale, L.P.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of and for the year ended December 31, 2004 and for the quarter ended March 31, 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

6. Property and Equipment (continued)

The Company will conduct a review for impairment whenever events or changes in circumstances indicate the carrying value of the hotel property may not be recoverable. Events or circumstances that may cause a review include, but are not limited to, adverse changes in the demand for lodging at the hotel due to declining local economic conditions and/or new hotel construction in the same hotel market. When such conditions exist, management will perform an analysis to determine if the estimated undiscounted future cash flows from operations and the proceeds from the ultimate disposition of the property exceed its carrying value. If the estimated undiscounted future cash flows are less than the carrying amount of the asset, an adjustment to reduce the carrying amount to the related property’s estimated fair value is recorded and an impairment loss recognized. The Company has assessed the fair value of the property based on current market valuations and has noted no impairment in such assets for the year or quarter presented.

The fair value of the hotel property is estimated through a market valuation and an estimate of the proceeds that would be realized through disposition.

If actual conditions differ from the assumptions, the actual results of the asset’s future operations and fair value could be significantly different from the estimated results and value used in the analysis.

The property was not held for sale of December 31, 2004, as defined within the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment of Disposal of Long-Lived Assets”.

Hotel operating equipment consisting primarily of linens, glassware and other utensils held for future use is stated at cost, according to industry practice, and included in property and equipment on the accompanying balance sheet. The items are not depreciated but are charged to operating expenses when acquired.

7. Deferred Charges and Other

Deferred charges and other consist of loan fees. Loan fees are amortized to interest expense over the term of the corresponding debt. Amortization expense was $104,533 and $24,152 for the year ended December 31, 2004 and the quarter ended March 31, 2005, respectively. Accumulated amortization was $210,396 and $234,548 as of December 31, 2004 and March 31, 2005, respectively.

8. Income Taxes

The Company is not subject to federal or state income tax. The partners will include the Company’s tax attributes in their individual tax returns. Therefore, no income tax provision is included in the accompanying financial statements.

Hilton Glendale, L.P.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of and for the year ended December 31, 2004 and for the quarter ended March 31, 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

9. Accounts Receivable

Accounts receivable consists primarily of meeting and banquet room rental and hotel guest receivables. The Company generally does not require collateral. Ongoing credit evaluations are performed and an allowance for potential credit losses is provided against the portion of accounts receivable that is estimated to be uncollected. There was an allowance for doubtful accounts receivable of $7,548 and $4,359 as of December 31, 2004 and March 31, 2005, respectively.

10. Revenue Recognition

Revenues include room, food, beverage and other hotel revenues such as long-distance telephone service, laundry and space rentals. These items are recorded as revenue as the services or products are provided to hotel guests.

11. Advertising

Costs related to advertising are expensed as incurred. The Company’s advertising expenses for the year ended December 31, 2004 and quarter ended March 31, 2005 were $74,145 and $7,287, respectively.

12. Contingencies

The Company is party to various negotiations and proceedings arising in the normal course of business. Management of the Company believes that the outcome of these proceedings, individually and in the aggregate, will have no material adverse effect on the Company’s financial position or results of operations.

13. Accumulated Other Comprehensive Income

Accumulated Other Comprehensive Income consists solely of cumulative changes in fair value of the interest rate swap, which is designated a cash flow hedge.

Balance as of December 31, 2003	$(2,038,365)

Change in fair value of designated cash flow hedge	1,043,948

Balance as of December 31, 2004	(994,417)

Change in fair value of designated cash flow hedge	603,327

Balance as of March 31, 2005	$(391,090)

Hilton Glendale, L.P.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of and for the year ended December 31, 2004 and for the quarter ended March 31, 2005

NOTE B – LONG-TERM DEBT

	(Audited) December 31, 2004	(Unaudited) March 31, 2005

Note payable on mortgage note with a variable interest rate at 30-day LIBOR plus 1.45%, principal and interest payments of $200,000 payable quarterly through June 28, 2007	$34,350,000	$34,150,000
Note payable on land with an interest rate at the higher of prime plus 1.5% or 6.00%, principal and interest payments of $116,224 payable quarterly through March 31, 2023	5,134,950	5,095,751
Less current maturities	(995,975)	(1,004,563)

Total	$38,488,975	$38,241,188

The Company amended its mortgage note on June 28, 2002 with the Calyon Bank to lower its fixed interest rate. Accordingly, the Company entered into a $36,150,000 notional principal interest rate swap transaction with the same bank converting LIBOR based payments into a fixed percentage of 6.065%. The swap contract and note payable are for equal amounts and mature on June 28, 2007.

At December 31, 2004, 30-day LIBOR was 2.42%. In accordance with SFAS 133, a liability is recorded for the fair value of the swap, which was $994,417 at December 31, 2004 and $391,090, at March 31, 2005. This amount is reflected in other comprehensive income as the Company has designated the contract as a cash flow hedge.

Long-term obligations mature as follows:

2005	$995,975
2006	972,390
2007	32,932,968
2008	194,195
2009	206,112
Thereafter	4,183,310

$39,484,950

Hilton Glendale, L.P.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of and for the year ended December 31, 2004 and for the quarter ended March 31, 2005

NOTE C – RELATED PARTY TRANSACTIONS

Management Fees – The Company paid management fees of $1,749,474 and $470,496 to Hilton Hotels for the year ended December 31, 2004 and the quarter ended March 31, 2005, respectively. These fees are included within selling, general and administrative expense. The Base Management fee is 3% of gross revenue and the Incentive Management fee is 15% of gross operating profit.

Related Party Balances – Included in accrued expenses at December 31, 2004 and March 31, 2005 is a net payable to Hilton of $7,964,936 and $7,839,753, respectively, which include management fees, Hilton Honors and Hilton Reservation expenses. Included within these balances are accrued interest, which is based on LIBOR, of $121,688 and $34,970 at December 31, 2004 and March 31, 2005, respectively.

Franchise Fees – The Company did not pay franchise fees to Hilton as Hilton was the general partner and majority owner of the Company.

NOTE D – OPERATING LEASES

As of December 31, 2004, future minimum annual commitments for noncancelable operating lease agreements are as follows:

2005	$37,620
2006	37,262
2007	20,191
2008	3,120
2009	3,120
Thereafter	780

$102,093

As of March 31, 2005, future minimum annual commitments for the twelve months ending March 31 for noncancelable operating lease agreements are as follows:

2006	$37,576
2007	37,260
2008	11,655
2009	3,120
2010	3,120

$92,731

NOTE E – SUBSEQUENT EVENTS

On June 23, 2005 Hilton sold the assets of the Company for approximately $80,000,000 in cash to an unrelated third party. The debt and liabilities remained with the Company and were satisfied with the proceeds from the sale.